Trade and Other Receivables	12 Months Ended
Dec. 31, 2024
Trade and Other Receivables [Abstract]
TRADE AND OTHER RECEIVABLES

17 TRADE AND OTHER RECEIVABLES

	2024	2023
	USD	USD

Trade receivables	8,082,277	5,629,350
Other receivables	1,326,228	777,972
Advances paid for content and service providers	1,016,045	384,601
Prepayments	242,669	229,508
Other financial assets (1)	22,779	536
Allowance for estimated credit losses	(1,185,842)	(732,199)
	9,504,156	6,289,768

(1)	The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 22,779 (2023: USD 536) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon. Refer to note 30.

Trade receivables are non-interest bearing and are generally on terms of 30 to 120 days.

An analysis of expected credit losses is performed at each reporting date using a provision matrix to measure expected credit losses. The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. This credit analysis performed by the Group resulted in an increase in the ECL provision expense of USD 453,643 as at 31 December 2024.

The movement of allowance for estimated credit losses during the year is as follows:

Amount
USD

As at January 1, 2023	951,455
Reversal of expected credit loss provision	(219,256)
At December 31, 2023	732,199

Provision for expected credit losses expense (note 8)	453,643
As at December 31, 2024	1,185,842

At December 31, 2024 and 2023, the ageing analysis of unimpaired trade receivables is as follows:

		Neither past due nor	Past due but not impaired
	Total	impaired	30-60 days	60-90 days	90-120 days	>120 days
	USD	USD	USD	USD	USD	USD

2024	6,896,435	4,998,433	236,168	816,950	552,392	292,492
2023	4,897,151	3,932,860	403,496	370,898	148,750	41,147